UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-7177

Name of Fund:  Mercury Growth Opportunity Fund of The Asset Program,
Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Mercury Growth Opportunity Fund of The Asset Program, Inc., 800
Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 01/31/03

Date of reporting period: 02/01/02 - 1/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Annual Report
January 31, 2003


Mercury
Growth Opportunity
Fund



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Mercury Growth Opportunity Fund,
A Series of The Asset Program, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



PORTFOLIO INFORMATION (UNAUDITED)


GEOGRAPHIC ALLOCATION

As a Percentage of Net Assets as of January 31, 2003++


                                Percent of
Countries                       Net Assets

United States                      90.7%
Netherlands                         2.1
Switzerland                         1.1
Canada                              0.7


++Total may not equal 100%.



AS OF JANUARY 31, 2003

Ten Largest Equity                Percent of
Holdings                          Net Assets

Microsoft Corporation                 6.4%

Wal-Mart Stores, Inc.                 5.3

The Proctor & Gamble Company          3.8

International Business Machines
Corporation                           3.6

The Coca-Cola Company                 3.3

Amgen Inc.                            3.1

Verizon Communications                2.9

Intel Corporation                     2.9

State Street Corporation              2.7

HCA Inc.                              2.7



                                  Percent of
Five Largest Industries*          Net Assets

Media                                 8.0%

Software                              7.7

Beverages                             7.3

Health Care Equipment &
Supplies                              7.1

Diversified Financials                6.3


*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



January 31, 2003, Mercury Growth Opportunity Fund



DEAR SHAREHOLDER


Fiscal Year in Review
We are pleased to provide you with this annual report to shareholders. For the fiscal year ended January 31, 2003, Mercury Growth Opportunity Fund's Class I, Class A, Class B and Class C Shares had total returns of -30.09%, -30.27%, -30.87% and -30.89%, respectively. The total return for the Lipper Large Cap Growth Funds Average was -28.46%, while the total return for the unmanaged Standard & Poor's 500 Index was -23.02% for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.)

The stocks of large-capitalization growth companies experienced among the worst absolute and relative investment returns during the fiscal year ended January 31, 2003. Investment returns were more negative during the second-half of the fiscal year as the Bush administration began its global campaign to gather public and political support for disarming the political regime in Iraq. Historically, global equity markets, including the U.S. market, have not produced the best investment returns during a period when war was being contemplated publicly or underway in a major geographical area. The fiscal year ended January 31, 2003 is the third consecutive year of negative investment returns on most U.S. equities and for most global equity markets, which is a relatively unique historical experience in the post-World War II period. We have continued to focus our investments on the largest and highest-quality companies with prospects, in our opinion, for an above-average long-run rate of growth in earnings and above-average returns on equity. The gradual recovery of U.S. business profitability from the economic recession of 2001 has resulted in a fairly narrow group of companies where business profitability has improved with any degree of quarterly consistency. Negative surprises have been more the "order of the environment."

The greatest negative influences on the Fund's investment performance during the fiscal year ended January 31, 2003 were the stock price declines of selected holdings in the hospital management and information technology industries. Individual stock investments on a comparative basis that hurt the Fund most were our investment holdings in AOL Time Warner Inc. and Tenet Healthcare Corporation.

Positive comparative influences on the Fund's investment returns were from selected stock holdings in the specialty retailing, restaurant, media, food and financial services industries. Equity investments in the following companies had a positive effect on the comparative investment performance over the fiscal year: Bed, Bath & Beyond Inc., Lowe's Companies, Inc., Wal-Mart Stores, Inc., Yum! Brands, Inc. and Brinker International, Inc. in the retailing and restaurant industries and Marsh & McLennan Companies, Inc., Wells Fargo Company, MBNA Corporation, Fannie Mae and American Express Co. in the financial services industry. In the health care sector, investments in Amgen Inc., HCA Inc. and Health Management Associates, Inc. were positive relative contributors to investment results. In the consumer staples industry, stock holdings in Procter & Gamble Co., Unilever NV and Colgate-Palmolive Company were comparatively positive contributors to results. In the industrial sector, the most positive comparative investment performance was from the meaningful investment position in 3M Co.
We have avoided investment in the equities of General Electric Co. and Tyco International, which had contributed positively to our investment results earlier in the fiscal year ended January 31, 2003.



January 31, 2003, Mercury Growth Opportunity Fund



During the months of October and November 2002 and January 2003, there were broad-based and meaningful stock price increases for companies in the information technology and ethical drug industries. We have an underweighted investment position in the information technology sector where we are focused on the largest companies, which we believe will survive and possibly prosper in what may be a very long-term recovery of industry profitability. The statements by the senior managements of IBM Corp., Microsoft Corp., Intel Corp. and Cisco Systems Inc. were not positive when reporting their most recent quarterly business results and business outlooks. The Fund has investments in all of these companies because we believe they will prosper in the long run. However, the foreseeable near-term outlook is rather unexciting from a growth perspective. In the ethical drug industry, we have no investment exposure to any of the large pharmaceutical companies. We believe that the optimism on the part of some investors for the incremental revenue growth from a Federal pharmaceutical benefit program is too ambitious. We also believe that the downward pressure on pricing of ethical drugs will continue by the major state Medicare reimbursement organizations, which are currently attempting to form a non-profit pharmacy benefit management organization. Although stocks of major pharmaceutical companies appear to have an attractive valuation, we are skeptical about the outlook for future growth of revenues and profits.


Market Outlook
U.S. monetary policy is geared to promote a relatively high rate of real economic activity led by growth in real consumer spending with the lowest Federal Reserve Board interest rates in more than 40 years and many consumer finance operations offering zero interest rate loans for even multi-year periods of time. The decline in U.S. consumer finance rates for motor vehicles and home ownership appear to have had, and may continue to have, a very positive effect on real demand for these goods. During the fiscal year ended January 31, 2003, U.S. real wage growth rates slowed, which is a normal phenomenon in the first few years of an economic recovery following a recession such as the one we experienced in the first three calendar quarters of 2001. The household sector may have raised a record amount of absolute liquidity in the fiscal quarter ended January 31, 2003. The lackluster general merchandise retail sales in the latest holiday season may reflect concerns about the likelihood of a military confrontation with Iraq. There was a major uptrend in U.S. equity markets in January 1991 at the end of the Gulf War and a recovery in U.S. real economic growth rates in the second-half of 1991. We can only wait and see what happens this time around. The Bush administration is proposing a pull forward of the tax rate decreases legislated in 2001 that should take effect in 2004 and 2006. The Bush administration also proposes making these decreases permanent. Federal spending on defense systems, equipment and personnel is leading a double-digit rate of growth in nominal government spending. In our opinion, all of these actions are a positive for increased overall real economic growth in upcoming quarterly periods. It is likely that these potential increases in spending may improve corporate profitability, overall business profits and stock market values.



January 31, 2003, Mercury Growth Opportunity Fund



In Conclusion
We thank you for your investment in Mercury Growth Opportunity Fund during what has been a most difficult period of time for achieving investment results for large-capitalization growth companies. We will continue to seek what we believe are the best investment opportunities given the very challenging equity investment conditions.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager



March 5, 2003



January 31, 2003, Mercury Growth Opportunity Fund



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE
The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



January 31, 2003, Mercury Growth Opportunity Fund



FUND PERFORMANCE DATA (CONTINUED)



RECENT PERFORMANCE RESULTS

                                  6-Month        12-Month    Since Inception
As of January 31, 2003          Total Return   Total Return    Total Return

Class I*++                         -9.12%          -30.09%        +33.80%

Class A*++                         -9.27           -30.27         +31.64

Class B*                           -9.66           -30.87         +24.11

Class C*                           -9.69           -30.89         +23.78

Standard & Poor's 500 Index**      -5.26           -23.02         +48.59


*Investment results shown do not reflect sales charges. Results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 2/02/96.
**This unmanaged broad-based Index is comprised of large-capitalization U.S. stocks. Since inception total return is from 2/29/96.
++Prior to April 3, 2000, Class I Shares were designated Class A Shares and Class A Shares were designated Class D Shares.



January 31, 2003, Mercury Growth Opportunity Fund



FUND PERFORMANCE DATA (CONTINUED)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in Mercury Growth Opportunity Fund++ Class I and Class A Shares* compared to a similar investment in Standard & Poor's 500 Index++++. Values illustrated are as follows:


Mercury Growth Opportunity Fund++
Class I Shares*

Date                       Value

02/02/1996**             $ 9,475.00
January 1997             $11,171.00
January 1998             $13,798.00
January 1999             $19,596.00
January 2000             $24,517.00
January 2001             $22,465.00
January 2002             $18,136.00
January 2003             $12,679.00



Mercury Growth Opportunity Fund++
Class A Shares*

Date                       Value

02/02/1996**             $ 9,475.00
January 1997             $11,162.00
January 1998             $13,763.00
January 1999             $19,487.00
January 2000             $24,320.00
January 2001             $22,236.00
January 2002             $17,889.00
January 2003             $12,474.00



Standard & Poor's 500 Index++++

Date                       Value

02/29/1996**             $10,000.00
January 1997             $12,518.00
January 1998             $15,887.00
January 1999             $21,049.00
January 2000             $23,227.00
January 2001             $23,018.00
January 2002             $19,297.00
January 2003             $14,854.00



A line graph illustrating the growth of a $10,000 investment in Mercury Growth Opportunity Fund++ Class B and Class C Shares* compared to a similar investment in Standard & Poor's 500 Index++++. Values illustrated are as follows:


Mercury Growth Opportunity Fund++
Class B Shares*

Date                       Value

02/02/1996**             $10,000.00
January 1997             $11,680.00
January 1998             $14,268.00
January 1999             $20,034.00
January 2000             $24,794.00
January 2001             $22,486.00
January 2002             $17,853.00
January 2003             $12,342.00


Mercury Growth Opportunity Fund++
Class C Shares*

Date                       Value

02/02/1996**             $10,000.00
January 1997             $11,670.00
January 1998             $14,257.00
January 1999             $20,015.00
January 2000             $24,755.00
January 2001             $22,443.00
January 2002             $17,910.00
January 2003             $12,378.00


Standard & Poor's 500 Index++++

Date                       Value

02/29/1996**             $10,000.00
January 1997             $12,518.00
January 1998             $15,887.00
January 1999             $21,049.00
January 2000             $23,227.00
January 2001             $23,018.00
January 2002             $19,297.00
January 2003             $14,854.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++Mercury Growth Opportunity Fund invests in a portfolio of equity securities, placing particular emphasis on large-capitalization companies that are anticipated to exhibit above-average growth rates in earnings.
++++This unmanaged broad-based Index is comprised of common stocks. The starting date for the Index in each graph is from 2/29/96.

Past performance is not predictive of future performance.



January 31, 2003, Mercury Growth Opportunity Fund



FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*++                         Charge         Charge**

One Year Ended 1/31/03                    -30.09%        -33.76%
Five Years Ended 1/31/03                  - 1.68         - 2.74
Inception (2/02/96) through 1/31/03       + 4.25         + 3.45

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++Prior to April 3, 2000, Class I Shares were designated as Class A
Shares.



                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*++                         Charge         Charge**

One Year Ended 1/31/03                    -30.27%        -33.93%
Five Years Ended 1/31/03                  - 1.95         - 3.00
Inception (2/02/96) through 1/31/03       + 4.01         + 3.21

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++Prior to April 3, 2000, Class A Shares were designated as Class D
Shares.



                                         % Return        % Return
                                          Without          With
Class B Shares*                            CDSC           CDSC**

One Year Ended 1/31/03                    -30.87%        -33.63%
Five Years Ended 1/31/03                  - 2.75         - 3.06
Inception (2/02/96) through 1/31/03       + 3.13         + 3.13

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                          Without          With
Class C Shares*                            CDSC           CDSC**

One Year Ended 1/31/03                    -30.89%        -31.58%
Five Years Ended 1/31/03                  - 2.79         - 2.79
Inception (2/02/96) through 1/31/03       + 3.10         + 3.10

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



January 31, 2003, Mercury Growth Opportunity Fund


SCHEDULE OF INVESTMENTS

                                                                               In U.S. Dollars
                   Shares                                                              Percent of
Industry*           Held              Common Stocks                            Value   Net Assets
Aerospace &         21,300   General Dynamics Corporation                   $  1,408,782     1.4%
Defense

Air Freight &       35,900   United Parcel Service, Inc. (Class B)             2,165,847      2.2
Logistics

Banks               50,200   Northern Trust Corporation                        1,714,832      1.7

Beverages           52,400   Anheuser-Busch Companies, Inc.                    2,487,428      2.5
                    81,800   The Coca-Cola Company                             3,309,628      3.3
                    66,900   Coca-Cola Enterprises Inc.                        1,473,807      1.5
                                                                            ------------   ------
                                                                               7,270,863      7.3

Biotechnology       61,700   ++Amgen Inc.                                      3,141,764      3.1

Chemicals           25,400   Ecolab Inc.                                       1,252,220      1.2

Commercial           5,800   ++Apollo Group, Inc. (Class A)                      257,578      0.2
Services &          52,400   First Data Corporation                            1,802,560      1.8
Supplies            23,000   H&R Block, Inc.                                     871,470      0.9
                                                                            ------------   ------
                                                                               2,931,608      2.9

Communications     179,700   ++Cisco Systems, Inc.                             2,400,792      2.4
Equipment

Computers &         45,900   International Business Machines
Peripherals                  Corporation                                       3,590,757      3.6

Diversified         28,400   American Express Company                          1,009,052      1.0
Financials          20,100   Fannie Mae                                        1,300,470      1.3
                    69,300   State Street Corporation                          2,743,587      2.7
                    46,700   T. Rowe Price Group Inc.                          1,248,291      1.3
                                                                            ------------   ------
                                                                               6,301,400      6.3

Diversified         75,700   Verizon Communications                            2,897,795      2.9
Telecommunication
Services

Food & Drug         54,700   SYSCO Corporation                                 1,606,539      1.6
Retailing

Food Products       20,700   Archer-Daniels-Midland Company                      249,435      0.2
                    36,300   Unilever NV (NY Registered Shares)                2,058,573      2.1
                                                                            ------------   ------
                                                                               2,308,008      2.3

Health Care         28,700   ++Alcon, Inc.                                     1,102,080      1.1
Equipment &         57,200   ++Boston Scientific Corporation                   2,313,740      2.3
Supplies            22,600   Medtronic, Inc.                                   1,015,192      1.0




January 31, 2003, Mercury Growth Opportunity Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                               In U.S. Dollars
                   Shares                                                              Percent of
Industry*           Held              Common Stocks                            Value   Net Assets
Health Care         19,000   Stryker Corporation                            $  1,144,560     1.1%
Equipment &          5,300   ++Varian Medical Systems, Inc.                      276,978      0.3
Supplies            31,300   ++Zimmer Holdings, Inc.                           1,283,300      1.3
(concluded)                                                                 ------------   ------
                                                                               7,135,850      7.1

Health Care         62,300   HCA Inc.                                          2,662,702      2.7
Providers &         65,100   Health Management Associates, Inc.
Services                     (Class A)                                         1,205,652      1.2
                    53,300   ++Tenet Healthcare Corporation                      958,867      0.9
                                                                            ------------   ------
                                                                               4,827,221      4.8

Hotels,             19,900   ++Brinker International, Inc.                       592,025      0.6
Restaurants &       72,100   ++YUM! Brands, Inc.                               1,671,278      1.7
Leisure                                                                     ------------   ------
                                                                               2,263,303      2.3

Household           29,000   The Clorox Company                                1,108,380      1.1
Products            22,800   Colgate-Palmolive Company                         1,160,748      1.2
                    44,800   The Procter & Gamble Company                      3,833,536      3.8
                                                                            ------------   ------
                                                                               6,102,664      6.1

Industrial          19,500   3M Co.                                            2,428,725      2.4
Conglomerates

Insurance           16,800   American International Group, Inc.                  909,216      0.9
                    37,400   Everest Re Group, Ltd.                            1,887,578      1.9
                    29,800   Marsh & McLennan Companies, Inc.                  1,270,374      1.3
                                                                            ------------   ------
                                                                               4,067,168      4.1

Media              177,100   ++AOL Time Warner Inc.                            2,064,986      2.1
                    59,200   ++Clear Channel Communications, Inc.              2,372,736      2.4
                    40,800   ++Fox Entertainment Group, Inc. (Class A)         1,127,304      1.1
                    76,500   ++Rogers Communications, Inc. 'B'                   736,730      0.7
                    44,572   ++Viacom, Inc. (Class B)                          1,718,251      1.7
                                                                            ------------   ------
                                                                               8,020,007      8.0

Multiline Retail    16,200   ++Kohl's Corporation                                848,394      0.8
                   110,200   Wal-Mart Stores, Inc.                             5,267,560      5.3
                                                                            ------------   ------
                                                                               6,115,954      6.1

Semiconductor      183,700   Intel Corporation                                 2,889,601      2.9
Equipment &
Products

Software            24,900   ++Electronic Arts Inc.                            1,289,073      1.3
                   134,700   Microsoft Corporation                             6,391,515      6.4
                                                                            ------------   ------
                                                                               7,680,588      7.7



January 31, 2003, Mercury Growth Opportunity Fund


SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                               In U.S. Dollars
                   Shares                                                              Percent of
Industry*           Held              Common Stocks                            Value   Net Assets
Specialty Retail     1,000   ++AutoZone, Inc.                               $     65,710     0.1%
                    37,100   ++Bed Bath & Beyond Inc.                          1,243,592      1.2
                    52,900   Lowe's Companies, Inc.                            1,808,122      1.8
                    61,500   The TJX Companies, Inc.                           1,129,140      1.1
                                                                            ------------   ------
                                                                               4,246,564      4.2

                             Total Common Stocks
                             (Cost--$114,277,287)                             94,768,852     94.6


                                  Short-Term Securities
Common          $1,588,974   Merrill Lynch Premier Institutional
Stock                        Fund (a) (b)                                      1,588,974      1.6



                Partnership
                  Interest
Partnership      5,956,984   Merrill Lynch Liquidity Series, LLC
Interest                     Cash Sweep Series I (a)                           5,956,984      6.0
                 1,942,078   Merrill Lynch Liquidity Series, LLC
                             Money Market Series (a) (b)                       1,942,078      1.9
                                                                            ------------   ------
                                                                               7,899,062      7.9

                             Total Short-Term Investments
                             (Cost--$9,488,036)                                9,488,036      9.5

                             Total Investments
                             (Cost--$123,765,323)                            104,256,888    104.1
                             Liabilities in Excess of Other Assets           (4,149,500)    (4.1)
                                                                            ------------   ------
                             Net Assets                                     $100,107,388   100.0%
                                                                            ============   ======


*For Fund compliance purposes, "Industry" means any one of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
++Non-income producing security.
(a)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

                                                                     Dividend/
                                                             Net      Interest
Affiliate                                                  Activity    Income

Merrill Lynch Liquidity Series, LLC Cash Sweep Series I   $5,956,984   $11,592
Merrill Lynch Liquidity Series, LLC Money Market Series   $1,942,078       931
Merrill Lynch Premier Institutional Fund                   1,588,974     2,033
Merrill Lynch Institutional Fund                                  --        96


(b)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.


January 31, 2003, Mercury Growth Opportunity Fund


STATEMENT OF ASSETS AND
LIABILITIES

As of January 31, 2003
Assets:
Investments, at value (including securities loaned of
  $3,477,149) (identified cost--$123,765,323)                                       $ 104,256,888
Receivables:
  Securities sold                                                  $     889,993
  Dividends                                                               83,289
  Capital shares sold                                                     82,744
  Interest                                                                 6,604
  Loaned securities income                                                    72        1,062,702
                                                                   -------------
Prepaid registration fees and other assets                                                  5,359
                                                                                    -------------
Total assets                                                                          105,324,949
                                                                                    -------------

Liabilities:
Collateral on securities loaned, at value                                               3,531,052
Payables:
  Securities purchased                                                 1,028,291
  Capital shares redeemed                                                379,278
  Distributor                                                             78,415
  Investment adviser                                                      65,465        1,551,449
                                                                   -------------
Accrued expenses and other liabilities                                                    135,060
                                                                                    -------------
Total liabilities                                                                       5,217,561
                                                                                    -------------
Net Assets:
Net assets                                                                          $ 100,107,388
                                                                                    =============

Net Assets Consist of:
Class I Shares of capital stock, $.10 par value, 6,250,000
  shares authorized                                                                 $      22,430
Class A Shares of capital stock, $.10 par value, 6,250,000
  shares authorized                                                                       145,083
Class B Shares of capital stock, $.10 par value, 15,000,000
  shares authorized                                                                       556,257
Class C Shares of capital stock, $.10 par value, 15,000,000
  shares authorized                                                                       364,282
Paid-in capital in excess of par                                                      173,370,855
Accumulated realized capital losses on investments and
  foreign currency transactions--net                               $(54,843,084)
Unrealized depreciation on investments--net                         (19,508,435)
                                                                   -------------
Total accumulated losses--net                                                        (74,351,519)
                                                                                    -------------
Net assets                                                                          $ 100,107,388
                                                                                    =============

Net Asset Value:
Class I--Based on net assets of $2,145,827 and
  224,303 shares outstanding                                                        $        9.57
                                                                                    =============
Class A--Based on net assets of $13,770,435 and
  1,450,827 shares outstanding                                                      $        9.49
                                                                                    =============
Class B--Based on net assets of $50,933,300 and
  5,562,573 shares outstanding                                                      $        9.16
                                                                                    =============
Class C--Based on net assets of $33,257,826 and
  3,642,825 shares outstanding                                                      $        9.13
                                                                                    =============

See Notes to Financial Statements.



January 31, 2003, Mercury Growth Opportunity Fund


STATEMENT OF OPERATIONS

For the Year Ended January 31, 2003
Investment Income:
Dividends (net of $11,136 foreign withholding tax)                                  $     879,370
Interest                                                                                   84,471
Securities lending--net                                                                     3,060
                                                                                    -------------
Total income                                                                              966,901
                                                                                    -------------

Expenses:
Investment advisory fees                                           $     810,748
Account maintenance and distribution fees--Class B                       662,705
Transfer agent fees--Class B                                             466,385
Account maintenance and distribution fees--Class C                       428,919
Transfer agent fees--Class C                                             314,217
Printing and shareholder reports                                         114,581
Transfer agent fees--Class A                                              81,866
Accounting services                                                       71,734
Registration fees                                                         58,589
Professional fees                                                         57,664
Custodian fees                                                            33,476
Account maintenance fees--Class A                                         33,138
Transfer agent fees--Class I                                              14,103
Directors' fees and expenses                                               8,863
Pricing fees                                                               2,912
Other                                                                     18,050
                                                                   -------------
Total expenses                                                                          3,177,950
                                                                                    -------------
Investment loss--net                                                                  (2,211,049)
                                                                                    -------------

Realized & Unrealized Gain (Loss) on Investments &
Foreign Currency Transactions--Net:
Realized gain (loss) on:
  Investments--net                                                  (22,368,198)
  Foreign currency transactions--net                                       3,806     (22,364,392)
                                                                   -------------
Change in unrealized appreciation/depreciation on:
  Investments--net                                                  (22,045,704)
  Foreign currency transactions--net                                       6,048     (22,039,656)
                                                                   -------------    -------------
Total realized and unrealized loss on investments and
  foreign currency transactions--net                                                 (44,404,048)
                                                                                    -------------
Net Decrease in Net Assets Resulting from Operations                                $(46,615,097)
                                                                                    =============

See Notes to Financial Statements.



January 31, 2003, Mercury Growth Opportunity Fund


STATEMENTS OF CHANGES
IN NET ASSETS

                                                                              For the
                                                                             Year Ended
                                                                            January 31,
Increase (Decrease)in Net Assets:                                        2003            2002
Operations:
Investment loss--net                                               $ (2,211,049)    $ (2,201,545)
Realized losson investments and foreign currency
  transactions--net                                                 (22,364,392)     (31,985,922)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net                (22,039,656)      (5,230,376)
                                                                   -------------    -------------
Net decrease in net assets resulting from operations                (46,615,097)     (39,417,843)
                                                                   -------------    -------------

Distributions to Shareholders:
Realized gain on investments--net:
  Class I                                                                     --         (86,449)
  Class A                                                                     --        (294,044)
  Class B                                                                     --      (2,792,980)
  Class C                                                                     --      (1,796,089)
                                                                   -------------    -------------
Net decrease in net assets resulting from distributions
  to shareholders                                                             --      (4,969,562)
                                                                   -------------    -------------

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital
  share transactions                                                 (7,785,645)        7,173,844
                                                                   -------------    -------------

Net Assets:
Total decrease in net assets                                        (54,400,742)     (37,213,561)
Beginning of year                                                    154,508,130      191,721,691
                                                                   -------------    -------------
End of year*                                                       $ 100,107,388    $ 154,508,130
                                                                   =============    =============

*Accumulated investment loss--net                                  $ (2,211,316)    $       (267)
                                                                   =============    =============

See Notes to Financial Statements.



January 31, 2003, Mercury Growth Opportunity Fund


FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                      Class I+++
Increase (Decrease) in                                      For the Year Ended January 31,
Net Asset Value:                               2003         2002         2001          2000         1999
Per Share Operating Performance:
Net asset value, beginning of
  year                                      $  13.69     $  17.49     $  22.01     $  18.53      $  13.42
                                            --------     --------     --------     --------      --------
Investment loss--net++                         (.09)        (.05)        (.05)        (.01)         (.06)
Realized and unrealized gain (loss)
  on investmentsand foreign
  currency transactions--net                  (4.03)       (3.32)       (1.64)         4.58          5.63
                                            --------     --------     --------     --------      --------
Total from investment operations              (4.12)       (3.37)       (1.69)         4.57          5.57
                                            --------     --------     --------     --------      --------
Less distributions from realized gain
  on investments--net                             --        (.43)       (2.83)       (1.09)         (.46)
                                            --------     --------     --------     --------      --------
Net asset value, end of year                $   9.57     $  13.69     $  17.49     $  22.01      $  18.53
                                            ========     ========     ========     ========      ========

Total Investment Return:*
Based on net asset value per
  share                                     (30.09%)     (19.27%)      (8.37%)       25.11%        42.02%
                                            ========     ========     ========     ========      ========

Ratios to Average Net Assets:
Expenses                                       1.56%        1.30%        1.31%        1.36%         1.56%
                                            ========     ========     ========     ========      ========
Investment loss--net                          (.77%)       (.33%)       (.25%)       (.07%)        (.39%)
                                            ========     ========     ========     ========      ========

Supplemental Data:
Net assets, end of year
  (in thousands)                            $  2,146     $  2,550     $  2,142     $    939      $    582
                                            ========     ========     ========     ========      ========
Portfolio turnover                            89.63%      131.76%      100.88%       81.27%        40.59%
                                            ========     ========     ========     ========      ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Prior to April 3, 2000, Class I Shares were designated as Class A
Shares.

See Notes to Financial Statements.



January 31, 2003, Mercury Growth Opportunity Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                      Class A+++
Increase (Decrease) in                                      For the Year Ended January 31,
Net Asset Value:                               2003         2002         2001          2000         1999
Per Share Operating Performance:
Net asset value, beginning of
  year                                      $  13.61     $  17.45     $  21.93     $  18.51      $  13.42
                                            --------     --------     --------     --------      --------
Investment loss--net++                         (.11)        (.08)        (.12)        (.07)         (.10)
Realized and unrealized gain (loss)
  on investmentsand foreign
  currency transactions--net                  (4.01)       (3.33)       (1.61)         4.58          5.62
                                            --------     --------     --------     --------      --------
Total from investment operations              (4.12)       (3.41)       (1.73)         4.51          5.52
                                            --------     --------     --------     --------      --------
Less distributions from realized
  gain on investments--net                        --        (.43)       (2.75)       (1.09)         (.43)
                                            --------     --------     --------     --------      --------
Net asset value, end of year                $   9.49     $  13.61     $  17.45     $  21.93      $  18.51
                                            ========     ========     ========     ========      ========

Total Investment Return:*
Based on net asset value per
  share                                     (30.27%)     (19.55%)      (8.57%)       24.80%        41.59%
                                            ========     ========     ========     ========      ========

Ratios to Average Net Assets:
Expenses                                       1.82%        1.56%        1.55%        1.62%         1.80%
                                            ========     ========     ========     ========      ========
Investment loss--net                         (1.03%)       (.58%)       (.55%)       (.34%)        (.64%)
                                            ========     ========     ========     ========      ========

Supplemental Data:
Net assets, end of year
  (in thousands)                            $ 13,770     $ 11,847     $ 10,515     $  7,659      $  3,700
                                            ========     ========     ========     ========      ========
Portfolio turnover                            89.63%      131.76%      100.88%       81.27%        40.59%
                                            ========     ========     ========     ========      ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Prior to April 3, 2000, Class A Shares were designated as Class D
Shares.

See Notes to Financial Statements.



January 31, 2003, Mercury Growth Opportunity Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                       Class B
Increase (Decrease) in                                      For the Year Ended January 31,
Net Asset Value:                               2003         2002         2001          2000         1999
Per Share Operating Performance:
Net asset value, beginning of
  year                                      $  13.25     $  17.13     $  21.44     $  18.26      $  13.27
                                            --------     --------     --------     --------      --------
Investment loss--net++                         (.21)        (.20)        (.30)        (.22)         (.23)
Realized and unrealized gain (loss)
  on investmentsand foreign
  currency transactions--net                  (3.88)       (3.25)       (1.56)         4.48          5.54
                                            --------     --------     --------     --------      --------
Total from investment operations              (4.09)       (3.45)       (1.86)         4.26          5.31
                                            --------     --------     --------     --------      --------
Less distributions from realized
  gain on investments--net                        --        (.43)       (2.45)       (1.08)         (.32)
                                            --------     --------     --------     --------      --------
Net asset value, end of year                $   9.16     $  13.25     $  17.13     $  21.44      $  18.26
                                            ========     ========     ========     ========      ========

Total Investment Return:*
Based on net asset value per
  share                                     (30.87%)     (20.16%)      (9.31%)       23.76%        40.41%
                                            ========     ========     ========     ========      ========

Ratios to Average Net Assets:
Expenses                                       2.65%        2.39%        2.36%        2.45%         2.66%
                                            ========     ========     ========     ========      ========
Investment loss--net                         (1.87%)      (1.42%)      (1.38%)      (1.16%)       (1.50%)
                                            ========     ========     ========     ========      ========

Supplemental Data:
Net assets, end of year
  (in thousands)                            $ 50,933     $ 85,072     $109,589     $115,216      $ 69,601
                                            ========     ========     ========     ========      ========
Portfolio turnover                            89.63%      131.76%      100.88%       81.27%        40.59%
                                            ========     ========     ========     ========      ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.



January 31, 2003, Mercury Growth Opportunity Fund


FINANCIAL HIGHLIGHTS (CONCLUDED)

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                       Class C
Increase (Decrease) in                                      For the Year Ended January 31,
Net Asset Value:                               2003         2002         2001          2000         1999
Per Share Operating Performance:
Net asset value, beginning of
  year                                      $  13.21     $  17.09     $  21.40     $  18.24      $  13.26
                                            --------     --------     --------     --------      --------
Investment loss--net++                         (.21)        (.20)        (.30)        (.23)         (.24)
Realized and unrealized gain (loss)
  on investmentsand foreign
  currency transactions--net                  (3.87)       (3.25)       (1.56)         4.47          5.55
                                            --------     --------     --------     --------      --------
Total from investment operations              (4.08)       (3.45)       (1.86)         4.24          5.31
                                            --------     --------     --------     --------      --------
Less distributions from realized
  gain on investments--net                        --        (.43)       (2.45)       (1.08)         (.33)
                                            --------     --------     --------     --------      --------
Net asset value, end of year                $   9.13     $  13.21     $  17.09     $  21.40      $  18.24
                                            ========     ========     ========     ========      ========

Total Investment Return:*
Based on net asset value per
  share                                     (30.89%)     (20.20%)      (9.34%)       23.68%        40.39%
                                            ========     ========     ========     ========      ========

Ratios to Average Net Assets:
Expenses                                       2.68%        2.42%        2.38%        2.48%         2.71%
                                            ========     ========     ========     ========      ========
Investment loss--net                         (1.90%)      (1.44%)      (1.41%)      (1.20%)       (1.55%)
                                            ========     ========     ========     ========      ========

Supplemental Data:
Net assets, end of year
  (in thousands)                            $ 33,258     $ 55,039     $ 69,476     $ 72,650      $ 40,710
                                            ========     ========     ========     ========      ========
Portfolio turnover                            89.63%      131.76%      100.88%       81.27%        40.59%
                                            ========     ========     ========     ========      ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.



January 31, 2003, Mercury Growth Opportunity Fund



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Mercury Growth Opportunity Fund (the "Fund") is part of The Asset Program, Inc. (the "Program") which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote upon any material changes under the distribution plan for Class A Shares). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Program's Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price
(options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Program's Board of Directors.



January 31, 2003, Mercury Growth Opportunity Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(b) Repurchase agreements--The Fund may invest in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



January 31, 2003, Mercury Growth Opportunity Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.



January 31, 2003, Mercury Growth Opportunity Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(i) Expenses--Certain expenses have been allocated to the individual Funds in the Program on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Program.

(j) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(k) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $2,207,510 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $3,806 has been reclassified between accumulated net realized capital losses and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.



January 31, 2003, Mercury Growth Opportunity Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


FAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .65%, on an annual basis, of the average daily value of the Fund's net assets. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                 Account
                               Maintenance       Distribution
                                   Fees              Fees

Class A                            .25%              --
Class B                            .25%             .75%
Class C                            .25%             .75%


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Program. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended January 31, 2003, FAMD earned underwriting discounts and Merrill Lynch, Pierce, Fenner & Smith Incorporated
("MLPF&S"), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:


                                         FAMD         MLPF&S

Class I                                  $  2         $   54
Class A                                  $336         $5,710


For the year ended January 31, 2003, MLPF&S, received contingent deferred sales charges of $157,317 and $10,709 relating to transactions in Class B and Class C Shares, respectively.



January 31, 2003, Mercury Growth Opportunity Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended January 31, 2003, MLIM, LLC received $1,189 in securities lending agent fees.

In addition, MLPF&S received $43,137 in commissions on the execution of portfolio security transactions for the Fund for the year ended January 31, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended January 31, 2003, the Fund reimbursed FAM $4,704 for certain accounting services.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 2003 were $107,582,547 and $107,340,266, respectively.

Net realized gains (losses) for the year ended January 31, 2003 and net unrealized losses as of January 31, 2003 were as follows:


                                      Realized          Unrealized
                                   Gains (Losses)         Losses

Long-term investments             $ (22,368,225)     $ (19,508,435)
Short-term investments                        27                 --
Foreign currency transactions              3,806                 --
                                  --------------     --------------
Total                             $ (22,364,392)     $ (19,508,435)
                                  ==============     ==============


As of January 31, 2003, net unrealized depreciation for Federal income tax purposes aggregated $20,094,383, of which $1,154,893 related to appreciated securities and $21,249,276 related to depreciated securities. At January 31, 2003, the aggregated cost of investments for Federal income tax purposes was $124,351,271.



January 31, 2003, Mercury Growth Opportunity Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(7,785,645) and $7,173,844 for the years ended
January 31, 2003 and January 31, 2002, respectively.



Class I Shares for the Year                               Dollar
Ended January 31, 2003                   Shares           Amount

Shares sold                              106,248     $    1,208,046
Shares redeemed                         (68,304)          (784,527)
                                   -------------     --------------
Net increase                              37,944     $      423,519
                                   =============     ==============



Class I Shares for the Year                               Dollar
Ended January 31, 2002                   Shares           Amount

Shares sold                              148,898     $    2,234,430
Shares issued to shareholders in
reinvestment of distributions              5,478             75,594
                                   -------------     --------------
Total issued                             154,376          2,310,024
Shares redeemed                         (90,470)        (1,226,180)
                                   -------------     --------------
Net increase                              63,906     $    1,083,844
                                   =============     ==============



Class A Shares for the Year                               Dollar
Ended January 31, 2003                   Shares           Amount

Shares sold                            1,485,692     $   16,258,841
Automatic conversion of shares            49,360            591,112
                                   -------------     --------------
Total issued                           1,535,052         16,849,953
Shares redeemed                        (954,462)       (10,168,923)
                                   -------------     --------------
Net increase                             580,590     $    6,681,030
                                   =============     ==============



Class A Shares for the Year                               Dollar
Ended January 31, 2002                   Shares           Amount

Shares sold                              467,088     $    6,456,686
Automatic conversion of shares            72,311          1,047,042
Shares issued to shareholders in
reinvestment of distributions             19,965            274,318
                                   -------------     --------------
Total issued                             559,364          7,778,046
Shares redeemed                        (291,792)        (3,896,764)
                                   -------------     --------------
Net increase                             267,572     $    3,881,282
                                   =============     ==============



Class B Shares for the Year                               Dollar
Ended January 31, 2003                   Shares           Amount

Shares sold                              470,713     $    5,262,975
Automatic conversion of shares          (50,892)          (591,112)
Shares redeemed                      (1,280,011)       (13,902,091)
                                   -------------     --------------
Net decrease                           (860,190)     $  (9,230,228)
                                   =============     ==============



January 31, 2003, Mercury Growth Opportunity Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Class B Shares for the Year                               Dollar
Ended January 31, 2002                   Shares           Amount

Shares sold                              942,500     $   13,538,977
Shares issued to shareholders in
reinvestment of distributions            181,446          2,436,815
                                   -------------     --------------
Total issued                           1,123,946         15,975,792
Automatic conversion of shares          (73,984)        (1,047,042)
Shares redeemed                      (1,024,981)       (14,330,019)
                                   -------------     --------------
Net increase                              24,981     $      598,731
                                   =============     ==============



Class C Shares for the Year                               Dollar
Ended January 31, 2003                   Shares           Amount

Shares sold                              454,865     $    5,090,933
Shares redeemed                        (978,343)       (10,750,899)
                                   -------------     --------------
Net decrease                           (523,478)     $  (5,659,966)
                                   =============     ==============



Class C Shares for the Year                               Dollar
Ended January 31, 2002                   Shares           Amount

Shares sold                              717,032     $   10,252,221
Shares issued to shareholders in
reinvestment of distributions            114,189          1,530,134
                                   -------------     --------------
Total issued                             831,221         11,782,355
Shares redeemed                        (730,200)       (10,172,368)
                                   -------------     --------------
Net increase                             101,021     $    1,609,987
                                   =============     ==============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the year ended January 31, 2003.



January 31, 2003, Mercury Growth Opportunity Fund



NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


6. Capital Loss Carryforward:
The tax character of distributions paid during the fiscal years ended January 31, 2003 and January 31, 2002 was as follows:


                                      1/31/2003         1/31/2002

Distributions paid from:
   Net long-term capital gains     $          --     $    4,969,562
                                   -------------     --------------
Total taxable distributions        $          --     $    4,969,562
                                   =============     ==============


As of January 31, 2003, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                   $           --
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                                --
Capital loss carryforward                             (52,615,781)*
Unrealized losses--net                               (21,735,738)**
                                                     --------------
Total accumulated losses--net                        $ (74,351,519)
                                                     ==============

*On January 31, 2003, the Fund had a net capital loss carryforward of $52,615,781, of which $28,654,300 expires in 2009 and $23,961,481 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.



January 31, 2003, Mercury Growth Opportunity Fund



INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Mercury Growth Opportunity Fund of
The Asset Program, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Growth Opportunity Fund as of January 31, 2003, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Growth Opportunity Fund as of January 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
March 12, 2003



January 31, 2003, Mercury Growth Opportunity Fund



OFFICERS AND DIRECTORS

INTERESTED DIRECTOR

                                                                                             Number of
                                                                                           Portfolios in    Other
                       Position(s)   Length                                                 Fund Complex    Directorships
                           Held     of Time                                                 Overseen by     Held by
Name, Address & Age     with Fund    Served   Principal Occupation(s) During Past 5 Years     Director      Director
Terry K. Glenn*        President    1999 to   Chairman, Americas Region since 2001 and       117 Funds      None
P.O. Box 9011          and          present   Executive Vice President since 1983 of       162 Portfolios
Princeton,             Director     and       Fund Asset Management ("FAM") and
NJ 08543-9011                       1996 to   Merrill Lynch Investment Managers, L.P.
Age: 62                             present   ("MLIM"); President of Merrill Lynch
                                              Mutual Funds since 1999; Executive Vice
                                              President and Director of Princeton
                                              Services, Inc. ("Princeton Services")
                                              since 1993; President of Princeton
                                              Administrators, L.P. since 1988;
                                              Director of Financial Data Services,
                                              Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; Executive Vice President of Princeton Services; and
President of Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



INDEPENDENT DIRECTORS

                                                                                             Number of
                                                                                           Portfolios in    Other
                       Position(s)   Length                                                 Fund Complex    Directorships
                           Held     of Time                                                 Overseen by     Held by
Name, Address & Age     with Fund   Served*   Principal Occupation(s) During Past 5 Years     Director      Director
James H. Bodurtha      Director     2002 to   Director and Executive Vice President of        42 Funds      None
P.O. Box 9095                       present   The China Business Group, Inc. since 1995;   61 Portfolios
Princeton,                                    Chairman, Berkshire Holding Corporation
NJ 08543-9095                                 since 1982.
Age: 58


Joe Grills             Director     1994 to   Member of the Committee of Investment           42 Funds      Kimco Realty
P.O. Box 9095                       present   of Employee Benefit Assets of the            61 Portfolios    Corporation
Princeton,                                    Association of Financial Professionals
NJ 08543-9095                                 ("CIEBA") since 1986; Member of CIEBA's
Age: 67                                       Executive Committee since 1988; Member of
                                              the Investment Advisory Committees of the
                                              State of New York Common Retirement Fund
                                              since 1989; Member of the Investment
                                              Advisory Committee of the Howard Hughes
                                              Medical Institute from 1997 to to 2000;
                                              Director, Duke Management Company since
                                              1992 and Vice Chairman thereof since 1998;
                                              Director LaSalle Street Fund from 1995 to
                                              2001; Member of the Investment Advisory
                                              Committee of the Virginia Retirement System
                                              since 1998; Director, Montpelier Foundation
                                              since 1998 and Vice Chairman thereof since
                                              2000; Director, Kimco Realty since 1997;
                                              Member of the Investment Committee of the
                                              Woodberry Forest School since 2000; Member
                                              of the Investment Committee of the National
                                              Trust for Historic Preservation since 2000.




January 31, 2003, Mercury Growth Opportunity Fund


OFFICERS AND DIRECTORS (CONTINUED)

INDEPENDENT DIRECTORS (concluded)

                                                                                             Number of
                                                                                           Portfolios in    Other
                       Position(s)   Length                                                 Fund Complex    Directorships
                           Held     of Time                                                 Overseen by     Held by
Name, Address & Age     with Fund   Served*   Principal Occupation(s) During Past 5 Years     Director      Director
Herbert I. London      Director     2002 to   John M. Olin Professor of Humanities,           42 Funds      None
P.O. Box 9095                       present   New York University since 1993 and           61 Portfolios
Princeton,                                    Professor thereof since 1980; President
NJ 08543-9095                                 of Hudson Institute since 1997 and
Age: 63                                       Trustee thereof since 1980.


Andre F. Perold        Director     2002 to   George Gund Professor of Finance and            42 Funds      None
P.O. Box 9095                       present   Banking, Harvard Business School since       61 Portfolios
Princeton,                                    2000 and a member of the faculty since
NJ 08543-9095                                 1979; Director of Stockback.com since
Age: 50                                       2002; Director of Quantec Limited from 1991
                                              to 1999; Director of Bulldogresearch.com
                                              from 2000 to 2001; Director of Sanlam
                                              Investment Management from 1999 to 2001;
                                              Director of Genbel Securities since 1999;
                                              Director of Gensec Bank since 1999;
                                              Director of Sanlam Limited and Sanlam
                                              Life since 2001.


Roberta Cooper Ramo    Director     2002 to   Shareholder, Modrall, Sperling, Roehl,          42 Funds      Cooper's, Inc.;
P.O. Box 9095                       present   Harris & Sisk, P.A. since 1993; Director,    61 Portfolios    ECMC Group
Princeton,                                    Cooper's Inc. since 1999 and Chairman
NJ 08543-9095                                 thereof since 2000; Director, ECMC Group
Age: 60                                       since 2001.


Robert S. Salomon, Jr. Director     1996 to   Principal of STI Management since 1994;         42 Funds      None
P.O. Box 9095                       present   Trustee of Commonfund from 1980 to 2001;     61 Portfolios
Princeton,                                    Director of Rye Country Day School
NJ 08543-9095                                 since 2001.
Age: 66


Stephen B. Swensrud    Director     1994 to   Chairman, Fernwood Advisors (investment         42 Funds      International
P.O. Box 9095                       present   adviser) since 1996; Principal of Fernwood   61 Portfolios    Mobile
Princeton,                                    Associates (financial consultant) since                       Communications,
NJ 08543-9095                                 1975; Chairman of RPP Corporation since                       Inc.
Age: 69                                       1978; Director, International Mobile
                                              Communications since 1998.


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



January 31, 2003, Mercury Growth Opportunity Fund


OFFICERS AND DIRECTORS (CONCLUDED)

FUND OFFICERS

                       Position(s)   Length
                           Held     of Time
Name, Address & Age     with Fund   Served*   Principal Occupation(s) During Past 5 Years
Donald C. Burke        Vice         1994 to   First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011          President    present   since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,             and          and       since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation
NJ 08543-9011          Treasurer    1999 to   since 1990.
Age: 42                             present


Robert C. Doll, Jr.    Senior Vice  1999 to   President and Global Chief Investment Officer of MLIM and member of the
P.O. Box 9011          President    present   Executive Management Committee of ML & Co., Inc. since 2001; Chief
Princeton,                                    Investment Officer, Senior Vice President and Co-Head of MLIM Americas
NJ 08543-9011                                 from 1999 to 2001; Chief Investment Officer of Oppenheimer Funds, Inc.
Age: 48                                       from 1987 to 1999 and Executive Vice President from 1991 to 1999.


Lawrence R. Fuller     Senior Vice  1998 to   Managing Director (Equities) of MLIM since 2000; First Vice President of
P.O. Box 9011          President    present   MLIM from 1997 to 2000.
Princeton,
NJ 08543-9011
Age: 61


Susan B. Baker         Secretary    2002 to   Director (Legal Advisory) of MLIM since 1999 and Vice President from 1993
P.O. Box 9011                       present   to 1999; Attorney associated with MLIM since 1987.
Princeton,
NJ 08543-9011
Age: 45


*Officers of the Fund serve at the pleasure of the Board of Directors.



Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-888-763-2260.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
888-763-2260


Melvin R. Seiden, Director of Mercury Growth Opportunity Fund, has recently retired. The Fund's Board of Directors wishes Mr. Seiden well in his retirement.



January 31, 2003, Mercury Growth Opportunity Fund



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 -  Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mercury Growth Opportunity Fund of The Asset Program, Inc.

By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Mercury Growth Opportunity Fund of The Asset Program, Inc.

Date: March 17, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Mercury Growth Opportunity Fund of The Asset Program, Inc.

Date: March 17, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Mercury Growth Opportunity Fund of The Asset Program, Inc.

Date: March 17, 2003